UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 25, 2021

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36135	46-2616226
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Vesey Street, 15th Floor

New York, New York, 10281

(Address of principal executive offices and zip code)

(212) 417-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	DTLA-P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement.
Item 9.01	Financial Statements and Exhibits.
Signatures

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Brookfield DTLA Office Trust Investor Inc. (“Brookfield DTLA” or the “Company”) is filing this Current Report on Form 8-K to file certain mortgage and mezzanine loan agreements entered into during the year ended December 31, 2020 as part of the refinancing of the debt secured by its EY Plaza office property, and to file certain mortgage and mezzanine loan agreements entered into during the three months ended March 31, 2021 as part of the refinancing of the debt secured by its Gas Company Tower office property.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

10.1*	Mortgage Loan Agreement dated as of September 23, 2020 among EYP Realty, LLC, as Borrower, and Morgan Stanley Bank, N.A. and Wells Fargo Bank, National Association, collectively, as Lenders

10.2*	Limited Recourse Guaranty, made as of September 23, 2020 by Brookfield DTLA Holdings LLC, as Guarantor, in favor of Morgan Stanley Bank, N.A. and Wells Fargo Bank, National Association, collectively, as Lender

10.3*	Mezzanine Loan Agreement dated as of September 23, 2020 among EYP Mezzanine, LLC, as Borrower, and Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Bank, National Association, collectively, as Lenders

10.4*	Mezzanine Limited Recourse Guaranty, made as of September 23, 2020 by Brookfield DTLA Holdings LLC, as Guarantor, in favor of Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Bank, National Association, collectively, as Lender

10.5*	Mortgage Loan Agreement dated as of February 5, 2021 among Maguire Properties – 555 W. Fifth, LLC and Maguire Properties – 350 S. Figueroa, LLC, collectively, as Borrowers, and Citi Real Estate Funding Inc. and Morgan Stanley Bank, N.A., collectively, as Lenders

10.6*	Limited Recourse Guaranty, made as of February 5, 2021, by Brookfield DTLA Holdings LLC, as Guarantor, in favor of Citi Real Estate Funding Inc. and Morgan Stanley Bank, N.A., collectively, as Lender

10.7*	Mezzanine A Loan Agreement dated as of February 5, 2021 among Maguire Properties – 555 W. Fifth Mezz I, LLC, as Borrower, and Citigroup Global Markets Realty Corp. and Morgan Stanley Mortgage Capital Holdings LLC, collectively, as Lenders

10.8*	Mezzanine A Limited Recourse Guaranty, made as of February 5, 2021, by Brookfield DTLA Holdings LLC, as Guarantor, in favor of Citigroup Global Markets Realty Corp. and Morgan Stanley Mortgage Capital Holdings LLC, collectively as Lender

10.9*	Mezzanine B Loan Agreement dated as of February 5, 2021 among Maguire Properties – 555 W. Fifth Mezz II, LLC, as Borrower, and SBAF Mortgage Fund I/Lender, LLC, as Lender

10.10*	Mezzanine B Limited Recourse Guaranty, made as of February 5, 2021, by Brookfield DTLA Holdings LLC, as Guarantor, in favor of SBAF Mortgage Fund I/Lender, LLC, as Lender

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.
Registrant

/s/ MICHELLE L. CAMPBELL
Name:	Michelle L. Campbell
Title:	Senior Vice President, Secretary

Date:   As of March 25, 2021